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                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                        1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 1996


                        NORTH AMERICAN RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

       Colorado                      0-26760                     84-1286065
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(State of Incorporation)           (Commission                 (I.R.S Employer
                                    File Number)             Identification No.)


                               301 East Hillcrest
                            Orlando, Florida 32801
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (407) 841-1917
                                                  ------------------------------


           1509 S. Florida Ave., Suite 3, Lakeland, Florida 33803
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           (Former name, former address and former fiscal year, if
                         changed since last report.)
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ITEM 1.      CHANGE IN CONTROL OF REGISTRANT

         On December 1, 1996, North American Resorts, Inc. ("North American") entered into a Recision and Release with American Clinical Labs, Inc. ("American Clinical") to rescind the Agreement and Plan of reorganization entered into by the parties on September 3, 1996. North American returned the assets it acquired from American Clinical and American Clinical returned the 41,000,000 shares of North American's common stock with registration rights to North American. In conjunction with the Recision and Release, Richard J. Diamond has resigned Director, Vice President and Secretary and Donald R. Mastropietro has resigned as President, Chief Financial Officer and Treasurer of North American.


ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

         On December 1, 1996, North American entered into a Recision and Release with American Clinical to rescind the agreement entered into by the parties on September 3, 1996. North American returned the assets it acquired from American Clinical and American Clinical returned the 41,000,000 shares of North American's common stock to North American. The assets being returned to American Clinical consist of the following securities issued by EVRO Corporation ("EVRO"): 18 shares of EVRO's common stock; 3,500 shares of EVRO's Series E Preferred Stock; 13.44844 shares of EVRO's Series L Preferred Stock; and promissory notes in the original principal amounts of $239,658.25, and liabilities and obligations of approximately $283,717. North American has also issued American Clinical 12,500,000 shares of its restricted common stock in exchange for funds advanced to North American by American Clinical.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             EXHIBITS

(a) & (b)    The Company intends to file financial statements of North
             American, reflecting these transactions required by Item 7(a) and
             (b) as soon as practicable.


      (c)    Exhibits

     2.2     Recision and Release Agreement
             dated December 1, 1996

    99.1     North American press release
             dated December 13, 1996
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Date: December 13, 1996

                                        NORTH AMERICAN RESORTS, INC.


                                        By:   /s/ Max P. Cawal
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                                               Max P. Cawal
                                               Chief Executive Officer